
                                                                                                       EXHIBIT 19.1
                                       STATEMENT TO MARINE CERTIFICATEHOLDERS
                                         NATIONSCREDIT GRANTOR TRUST 1997-2

               Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
            NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America
                 (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
              Servicer is required to prepare certain information each month regarding distribution to
                  Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                Oct-2002
Collection Period                                                                                       1-Oct-2002
Determination Date                                                                                     11-Nov-2002
Deposit Date                                                                                           14-Nov-2002
Distribution Date                                                                                      15-Nov-2002

MARINE POOL BALANCE
            Marine Pool Balance on the close of the last day of the Collection Period (Record Date)  18,891,917.16
            Marine Certificate Factor                                                                   15.6385227%
            Marine Ending Certificate Balance (per $1,000 certificate)                                      156.39
            Liquidation Proceeds                                                                          8,505.33
            Purchase Amounts                                                                                  0.00

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                          0.85
            Carry-Over Monthly Interest Payment                                                               0.00
                                                                                                     --------------

            TOTAL MARINE INTEREST PAYMENT                                                                     0.85
                                                                                                     ==============

            Marine Principal Payments:
            Monthly Marine Principal Payment                                                                  5.02
            Carry-Over Monthly Marine Principal Payment                                                       0.00
                                                                                                     --------------

            TOTAL MARINE PRINCIPAL PAYMENT                                                                    5.02
                                                                                                     ==============

            Marine Servicing Fee:
            Marine Servicing Fee                                                                              0.00
            Carry-Over Monthly Marine Servicing Fee                                                           0.00
                                                                                                     --------------

            TOTAL MARINE SERVICING FEE                                                                        0.00
                                                                                                     ==============




                                      STATEMENT TO RV CERTIFICATEHOLDERS
                                      NATIONSCREDIT GRANTOR TRUST 1997-2

             Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
         NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America
              (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
           Servicer is required to prepare certain information each month regarding distribution to
                 RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                            Oct-2002
Collection Period                                                                                   10/1/2002
Determination Date                                                                                 11/11/2002
Deposit Date                                                                                       11/14/2002
Distribution Date                                                                                  11/15/2002

RV POOL BALANCE
            RV Pool Balance on the close of the last day of the Collection Period (Record Date)  6,714,221.11
            RV Certificate Factor                                                                  13.8762180%
            RV Ending Certificate Balance (per $1,000 certificate)                                     138.76
            Liquidation Proceeds                                                                     3,699.55
            Purchase Amounts                                                                             0.00

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                     0.75
            Carry-Over Monthly Interest Payment                                                          0.00
                                                                                                 -------------

            TOTAL RV INTEREST PAYMENT                                                                    0.75
                                                                                                 =============

            RV Principal Payments:
            Monthly RV Principal Payment                                                                 4.53
            Carry-Over Monthly RV Principal Payment                                                      0.00
                                                                                                 -------------

            TOTAL RV PRINCIPAL PAYMENT                                                                   4.53
                                                                                                 =============

            RV Servicing Fee:
            RV Servicing Fee                                                                             0.09
            Carry-Over Monthly RV Servicing Fee                                                          0.09
                                                                                                 -------------

            TOTAL RV SERVICING FEE                                                                       0.18
                                                                                                 =============




                                            MONTHLY MARINE SERVICERS CERTIFICATE
                                            NATIONSCREDIT GRANTOR TRUST 1997 - 2

                   Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
              NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America
                     (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
                  Servicer is required to prepare certain information each month regarding distribution to
                      Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                       Oct-2002
Collection Period                                                                                               1-Oct-2002
Determination Date                                                                                             11-Nov-2002
Deposit Date                                                                                                   14-Nov-2002
Distribution Date                                                                                              15-Nov-2002

MARINE POOL BALANCE
                 Marine Pool Balance on the close of the last day of the preceding Collection Period         19,498,371.48
                 Marine Principal Collections                                                                   521,109.35
                 Purchase Amounts with respect to RV Receivables allocable to Principal                               0.00
                 Defaulted Marine Receivables                                                                    85,344.97
                 Marine Pool Balance on the close of the last day of the Collection Period                   18,891,917.16

                 Original RV Pool Balance                                                                   120,803,719.92

                 Marine Pool Factor                                                                             15.6385227%

                 Preference Amounts with respect to Marine Receivables                                                   -

                 Marine Pass-Through Rate                                                                           6.3500%
                 Marine Servicing Fee Rate                                                                          0.7500%

MARINE AVAILABLE FUNDS
                 Marine Collections allocable to interest                                                       178,096.44
                 Purchase Amounts with respect to Marine Receivables allocable to interest                            0.00
                 Liquidation Proceeds with respect to Marine Receivables                                          8,505.33
                 Marine Collections allocable to principal                                                      521,109.35
                 Purchase Amounts with respect to Marine Receivables allocable to principal                           0.00
                 Other Marine Available Funds                                                                         0.00
                                                                                                            ---------------

                 TOTAL MARINE AVAILABLE FUNDS                                                                   707,711.12
                                                                                                            ===============

MARINE INTEREST PAYMENT
                 Monthly Marine Interest Payment                                                                103,178.88
                 Carry-Over Monthly Marine Interest                                                                   0.00
                                                                                                            ---------------

                 TOTAL                                                                                          103,178.88
                                                                                                            ===============

MARINE PRINCIPAL PAYMENT
                 Monthly Marine Principal Payment                                                               606,454.32
                 Carry-Over Monthly Marine Principal                                                                  0.00
                                                                                                            ---------------

                 TOTAL                                                                                          606,454.32
                                                                                                            ===============

MARINE SERVCING FEE
                 Servcing Marine Fee                                                                             12,186.48
                 Carry-Over Monthly Marine Servcing Fee                                                               0.00
                                                                                                            ---------------

                 TOTAL                                                                                           12,186.48
                                                                                                            ===============

MARINE RESERVE ACCOUNT CROSS SUPPORT
                 Marine Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates             0.00
                 Marine Reserve Account Cross Collateral Withdrawal Amounts                                           0.00
                 Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts                 0.00
                                                                                                            ---------------

                 TOTAL OWED TO REIMBURSE MARINE CROSS COLLATERAL WITHDRAWAL ACCOUNT                                   0.00
                                                                                                            ===============

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                  Marine Available Funds                                                                        707,711.12
                  Marine Reserve Account Withdrawal Deposit                                                       1,922.08
                  Marine Reserve Account Cross Collateral Withdrawal Amount                                           0.00
                  Surety Bond Drawing Deposit                                                                         0.00
                                                                                                            ---------------

                  TOTAL DEPOSIT TO THE MARINE CERTIFICATE ACCOUNT                                               709,633.20
                                                                                                            ===============

DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
                  Monthly Marine Interest Payment and any Carry-Over Monthly Marine Interest                    103,178.88
                  Monthly Marine Principal Payment and any Carry-Over Monthly Marine Principal                  606,454.32
                  Marine Servicing Fee and any Carry-Over Marine Servicing Fee                                        0.00
                  Distributions to the Surety Bond Provider                                                           0.00
                  Shortfall in RV Certificate Account                                                                 0.00
                  Distributions to shortfall in RV Certificate Account                                                0.00
                  Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                    0.00
                  Distribution to the RV Reserve Account                                                              0.00
                  Distribution to the RV Reserve Account                                                              0.00
                  Distributions to the Depositor                                                                      0.00

                  Carry-Over Monthly Marine Interest to the next Distribution Date                                    0.00
                  Carry-Over Monthly Marine Principal to the next Distributions Date                                  0.00
                  Carry-Over Monthly Marine Servicing Fee to the next Distribution Date                          12,186.48

MARINE RESERVE ACCOUNT

                  Marine Reserve Account Balance as of the end of the preceding Collection Period               966,429.76
                  Earnings from investments on the Marine Reserve Account                                         1,020.62
                  Marine Reserve Account Withdrawals                                                              1,922.08
                  Marine Reserve Account Cross Collateral Withdrawal Amounts                                          0.00
                  Deposits to the Marine Reserve Account                                                              0.00
                  Reimbursement of Marine Reserve Account Cross Collateral Withdrawal Amounts                         0.00
                  Deposits to Marine Reserve Account from RV Available Funds                                        901.46
                                                                                                            ---------------

                  MARINE RESERVE ACCOUNT BALANCE                                                                966,429.76
                                                                                                            ===============

                  Distributions of any excess amounts on deposit in the Marine Reserve Account                        0.00

                  ENDING MARINE RESERVE ACCOUNT BALANCE                                                         966,429.76
                                                                                                            ===============

                  Marine Reserve Account Balance as a % of the Marine Pool Balance                                  5.1156%
                  Specified Marine Reserve Account Requirement                                                  966,429.76
                  Amount needed to fully fund Marine Reserve Account                                                  0.00

SURETY BOND
                 Outstanding Reimbursement Obligations at the end of the preceding Collection Period                  0.00
                 Preference Amounts                                                                                   0.00
                 Surety Drawing Amount                                                                                0.00
                 Surety Bond Fee                                                                                  1,949.84
                 Interest on Outstanding Reimbursement Obligations at the end of the preceding collection             0.00
                 Amounts due to Surety Bond Provider                                                              1,949.84
                 Distributions made to the Surety Bond Provider                                                       0.00
                 Remaining Amounts Owed to the Surety Bond Provider                                               1,949.84

NET CREDIT LOSS RATIO
                 Net Credit Losses                                                                               76,839.64
                 Average Net Credit Loss Ratio - Annualized                                                           1.69%

DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due                                                                             78.00
                  60 to 89 days past due                                                                             25.00
                  90 or more days past due                                                                           22.00
                                                                                                            ---------------

                  TOTAL                                                                                             125.00
                                                                                                            ===============

                  Principal Balance
                  30 to 59 days past due                                                                        742,481.56
                  60 to 89 days past due                                                                        242,964.87
                  90 or more days past due                                                                      129,408.86
                                                                                                            ---------------

                  TOTAL                                                                                       1,114,855.29
                                                                                                            ===============

                  Delinquency Ratio - 60+ Day Delinquent Accounts
                  For the current Collection Period                                                                 1.9711%
                  For the preceding Collection Period                                                               1.9991%
                  For the second preceding Collection Period                                                        1.6625%
                  For the third preceding Collection Period                                                         0.8799%
                  Average 3 month 60 Day + Delinquency Ratio                                                        1.8775%
                  Average 4 month 60 Day + Delinquency Ratio                                                        1.6281%

REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month                  64,454.47
                  Number of Contracts where Repossession Occurred in the Current Month                                5.00

WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
                  Weighted Average Coupon                                                                          11.0065%
                  Weighted Average Original Term (months)                                                           128.71
                  Weighted Average Remaining Term (months)                                                           71.08
                  Number of Outstanding Accounts-End of Period                                                    2,593.00

CASH SETTLEMENT FOR THE TRUSTEE
                Available Funds in the Collection Account                                                       707,711.12
                Servicing Fee                                                                                         0.00
                Marine Interest allocable to the Seller's Certificate                                                 0.61
                Marine Principal amount allocable to the Seller's Certificate                                         3.61
                Wire Funds to the Surety Bond Provider                                                                0.00
                                                                                                            ---------------

                NET DEPOSIT FROM COLLECTION ACCOUNT TO THE CERTIFICATE ACCOUNT                                  707,706.90
                                                                                                            ===============

                Reserve Account deposit to Certificate Account                                                    1,922.08
                RV Reserve Account Cross Collateral Amount                                                            0.00
                Surety Bond deposit to Certificate Account                                                            0.00
                                                                                                            ---------------

                TOTAL DEPOSIT TO THE CERTIFICATE ACCOUNT                                                        709,628.98
                                                                                                            ===============

                Wire Funds to the Marine Certificateholders - Interest Amounts                                  103,178.27
                                                                                                            ---------------

                WIRE FUNDS TO THE MARINE CERTIFICATEHOLDERS - PRINCIPAL AMOUNTS                                 606,450.71
                                                                                                            ===============

                Deposit Funds into the Marine Reserve Account                                                         0.00
                Deposit Funds into the RV Reserve Account                                                             0.00
                Wire Funds to NationsCredit                                                                           0.00



                                             MONTHLY RV SERVICERS CERTIFICATE
                                           NATIONSCREDIT GRANTOR TRUST 1997 - 2

                   Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
              NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America
                    (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
                 Servicer is required to prepare certain information each month regarding distribution to
                       RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                       Oct-2002
Collection Period                                                                                              1-Oct-2002
Determination Date                                                                                            11-Nov-2002
Deposit Date                                                                                                  14-Nov-2002
Distribution Date                                                                                             15-Nov-2002

RV POOL BALANCE
                 RV Pool Balance on the close of the last day of the preceding Collection Period             6,933,605.76
                 RV Principal Collections                                                                      219,384.65
                 Purchase Amounts with respect to RV Receivables allocable to Principal                              0.00
                 Defaulted RV Receivables                                                                            0.00
                 RV Pool Balance on the close of the last day of the Collection Period                       6,714,221.11

                 Original RV Pool Balance                                                                   48,386,535.24

                 RV Pool Factor                                                                                13.8762180%

                 Preference Amounts with respect to RV Receivables                                                      -

                 RV Pass-Through Rate                                                                              6.2500%
                 RV Servicing Fee Rate                                                                             0.7500%

RV AVAILABLE FUNDS
                 RV Collections allocable to interest                                                           63,695.41
                 Purchase Amounts with respect to RV Receivables allocable to interest                               0.00
                 Liquidation Proceeds with respect to RV Receivables                                             3,699.55
                 RV Collections allocable to principal                                                         219,384.65
                 Purchase Amounts with respect to RV Receivables allocable to principal                              0.00
                 Other RV Available Funds                                                                            0.00
                                                                                                            --------------

                 TOTAL RV AVAILABLE FUNDS                                                                      286,779.61
                                                                                                            ==============

RV INTEREST PAYMENT
                 Monthly RV Interest Payment                                                                    36,112.53
                 Carry-Over Monthly RV Interest                                                                      0.00
                                                                                                            --------------

                 TOTAL                                                                                          36,112.53
                                                                                                            ==============

RV PRINCIPAL PAYMENT
                 Monthly RV Principal Payment                                                                  219,384.65
                 Carry-Over Monthly RV Principal                                                                     0.00
                                                                                                            --------------

                 TOTAL                                                                                         219,384.65
                                                                                                            ==============

RV SERVICING FEE
                 Servicing RV Fee                                                                                4,333.50
                 Carry-Over Monthly RV Servicing Fee                                                             4,538.54
                                                                                                            --------------

                 TOTAL                                                                                           8,872.04
                                                                                                            ==============

RV RESERVE ACCOUNT CROSS SUPPORT
                 RV Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates                0.00
                 RV Reserve Account Cross Collateral Withdrawal Amounts                                              0.00
                 Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                    0.00
                                                                                                            --------------

                 TOTAL OWED TO REIMBURSE RV CROSS COLLATERAL WITHDRAWAL ACCOUNT                                      0.00
                                                                                                            ==============

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                  Marine Available Funds                                                                       286,779.61
                  Marine Reserve Account Withdrawal Deposit                                                          0.00
                  RV Reserve Account Cross Collateral Withdrawal Amount                                              0.00
                  Surety Bond Drawing Deposit                                                                        0.00
                                                                                                            --------------

                  TOTAL DEPOSIT TO THE MARINE CERTIFICATE ACCOUNT                                              286,779.61
                                                                                                            ==============

DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                  Monthly RV Interest Payment and any Carry-Over Monthly RV Interest                            36,112.53
                  Monthly RV Principal Payment and any Carry-Over Monthly RV Principal                         219,384.65
                  RV Servicing Fee and any Carry-Over RV Servicing Fee                                           8,872.04
                  Distributions to the Surety Bond Provider                                                      1,422.71
                  Shortfall in Marine Certificate Account                                                            0.00
                  Distributions to shortfall in Marine Certificate Account                                           0.00
                  Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts               0.00
                  Distribution to the RV Reserve Account                                                             0.00
                  Distribution to the Marine Reserve Account                                                       901.46
                  Distributions to the Depositor                                                                20,086.22

                  Carry-Over Monthly RV Interest to the next Distribution Date                                       0.00
                  Carry-Over Monthly RV Principal to the next Distributions Date                                     0.00
                  Carry-Over Monthly RV Servicing Fee to the next Distribution Date                                  0.00

RV RESERVE ACCOUNT

                  RV Reserve Account Balance as of the end of the preceding Collection Period                  725,798.03
                  Earnings from investments on the RV Reserve Account                                              772.04
                  RV Reserve Account Withdrawals                                                                     0.00
                  RV Reserve Account Cross Collateral Withdrawal Amounts                                             0.00
                  Deposits to the RV Reserve Account                                                                 0.00
                  Reimbursement of RV Reserve Account Cross Collateral Withdrawal Amounts                            0.00
                  Deposits to RV Reserve Account from RV Available Funds                                             0.00
                                                                                                            --------------

                  RV RESERVE ACCOUNT BALANCE                                                                   726,570.07
                                                                                                            ==============

                  Distributions of any excess amounts on deposit in the RV Reserve Account                         772.04

                  ENDING RV RESERVE ACCOUNT BALANCE                                                            725,798.03
                                                                                                            ==============

                  RV Reserve Account Balance as a % of the RV Pool Balance                                        10.8099%
                  Specified RV Reserve Account Requirement                                                     725,798.03
                  Amount needed to fully fund RV Reserve Account                                                     0.00

SURETY BOND
                 Outstanding Reimbursement Obligations at the end of the preceding Collection Period               726.17
                 Preference Amounts                                                                                  0.00
                 Surety Drawing Amount                                                                               0.00
                 Surety Bond Fee                                                                                   693.36
                 Interest on Outstanding Reimbursement Obligations at the end of the preceding collection            3.18
                 Amounts due to Surety Bond Provider                                                             1,422.71
                 Distributions made to the Surety Bond Provider                                                  1,422.71
                 Remaining Amounts Owed to the Surety Bond Provider                                                  0.00

NET CREDIT LOSS RATIO
                 Net Credit Losses                                                                              -3,699.55
                 Average Net Credit Loss Ratio - Annualized                                                          3.31%

DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due                                                                            27.00
                  60 to 89 days past due                                                                             9.00
                  90 or more days past due                                                                           8.00
                                                                                                            --------------

                  TOTAL                                                                                             44.00
                                                                                                            ==============

                  Principal Balance
                  30 to 59 days past due                                                                       245,093.08
                  60 to 89 days past due                                                                        69,659.96
                  90 or more days past due                                                                      64,310.84
                                                                                                            --------------

                  TOTAL                                                                                        379,063.88
                                                                                                            ==============

                  Delinquency Ratio - 60+ Day Delinquent Accounts
                  For the current Collection Period                                                                1.9953%
                  For the preceding Collection Period                                                              1.3012%
                  For the second preceding Collection Period                                                       2.6222%
                  For the third preceding Collection Period                                                        2.0895%
                  Average 3 month 60 Day + Delinquency Ratio                                                       1.9729%
                  Average 4 month 60 Day + Delinquency Ratio                                                       2.0021%

REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month                 25,153.71
                  Number of Contracts where Repossession Occurred in the Current Month                               2.00

WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
                  Weighted Average Coupon                                                                         10.9584%
                  Weighted Average Original Term (months)                                                          140.99
                  Weighted Average Remaining Term (months)                                                          62.96
                  Number of Outstanding Accounts-End of Period                                                     885.00

CASH SETTLEMENT FOR THE TRUSTEE
                Available Funds in the Collection Account                                                      286,779.61
                Servicing Fee                                                                                    8,872.04
                Marine Interest allocable to the Seller's Certificate                                                0.00
                Marine Principal amount allocable to the Seller's Certificate                                        0.00
               Wire Funds to the Surety Bond Provider                                                            1,422.71
                                                                                                            --------------

                NET DEPOSIT FROM COLLECTION ACCOUNT TO THE CERTIFICATE ACCOUNT                                 276,484.86
                                                                                                            ==============

                Reserve Account deposit to Certificate Account                                                       0.00
                RV Reserve Account Cross Collateral Amount                                                           0.00
                Surety Bond deposit to Certificate Account                                                           0.00
                                                                                                            --------------

                TOTAL DEPOSIT TO THE CERTIFICATE ACCOUNT                                                       276,484.86
                                                                                                            ==============

                Wire Funds to the Marine Certificateholders - Interest Amounts                                  36,112.53

                WIRE FUNDS TO THE MARINE CERTIFICATEHOLDERS - PRINCIPAL AMOUNTS                                219,384.65
                                                                                                            ==============

                Deposit Funds into the Marine Reserve Account                                                        0.00
                Deposit Funds into the RV Reserve Account                                                          901.46
                Wire Funds to NationsCredit                                                                     20,086.22


Approved by:   /s/ JOYCE MCLEOD
               ----------------
                   Joyce McLeod
                   Vice President




                                         [NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
                                         ----------------------------------------

OCTOBER  15,  2002

BY  EDGAR

Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1997  -  2

Ladies  and  Gentlemen:

On  behalf  of  NationsCredit  Grantor  Trust  1997  -  2  (the  "Trust")  filed  herewith  via
EDGAR  is  the  Trust's  Current  Report  on  Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned at  (704)  387-3780.

Very  truly  yours,

/s/  JOYCE  MCLEOD
------------------
     Joyce  McLeod
     Vice  President